EXHIBIT 99 (a)

                         Investor Presentation Material

                                 Citizens South
                               Banking Corporation

                          Keefe, Bruyette & Woods, Inc.

                             Fifth Annual Community
                            Bank Investor Conference

                            The Pierre - Four Seasons
                               New York, New York

                               July 27 - 29, 2004

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                           FORWARD LOOKING STATEMENTS

This presentation contains forward looking statements with respect to the financial condition and operations of Citizens South Banking Corporation and its wholly-owned subsidiary, Citizens South Bank.

These forward looking statements involve risks and uncertainties. Factors that may cause actual results to differ materially from those projected in the forward looking statements include, among others, the following possibilities:
1) general economic conditions are less favorable than expected; 2) changes in market interest rates reduce interest margins; 3) risks in the loan portfolio, including prepayments, are greater than expected; 4) legislation or regulatory changes adversely affect the businesses in which the company is engaged and; 5) competitive pressures increase significantly. For further information and other factors that may affect the accuracy of forward looking statements, please refer to reports that the company files from time to time with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgements only as of the date hereof. The company undertakes no obligation to publicly revise these forward looking statements to reflect events and circumstances that may arise after the date hereof.

                            OVERVIEW OF PRESENTATION

o     History of Citizens South Banking Corporation

o     At a Glance

o     Management and Market Area

o     Historical Financial Information

o     Vision and Business Strategy - 2003 Update

o     Why Own CSBC

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                                   HISTORY OF
                       CITIZENS SOUTH BANKING CORPORATION

o     1904 - Chartered as a North Carolina mutual building and loan association

o     1982 - Acquired Mutual Building and Savings Association of Mount Holly, NC

o     1998 - Converted to a Mutual Holding Company

o     2001 - Acquired Innes Street Financial Corporation

o     2002 - Converted to a stock holding company

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                                   AT A GLANCE

Citizens South Banking Corporation (CSBC)
Gastonia, NC
(dollars in thousands)

                                        12-31-03         06-30-04
                                        --------         --------

o     Assets                           $  495,751      $  500,586

o     Loans receivable                 $  298,029      $  299,820

o     Deposits                         $  342,446      $  370,700

o     Equity/Assets                          17.7%           14.3%

o     Shares Outstanding                8,670,313       7,522,044

o     Branches                                Ten             Ten

o     Employees (FTEs)                        107             108

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                                   AT A GLANCE

Citizens South Banking Corporation

                                               12-31-03         06-30-04
                                               --------         --------

o     Stock Price                              $ 13.95          $ 13.18

o     Book Value                               $ 10.11          $  9.53

o     Price to Book                             137.98%          138.30%

o     LTM EPS - basic                          $  0.39          $  0.35

o     LTM EPS - diluted                        $  0.39          $  0.35

o     LTM P/E Multiple                          35.77x            37.66x

o     Quarterly Dividend                       $  0.06          $ 0.065

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                             THE CITIZENS SOUTH TEAM

                                          Total Years      Previous
                                            Bank Exp.     Experience
                                            ---------     ----------

o     Kim S. Price                              22      First National/
      President and CEO                                      FHLB

o     Paul L. Teem, Jr.                         21           CSBC
      EVP and Chief Admin. Officer

o     V. Burton Brinson, Jr.                    26         Wachovia
      EVP - Group Pres. Rowan/Iredell

o     Daniel M.  Boyd, IV                       19       First Gaston/
      EVP - Group Pres. Gaston                             Wachovia

o     Gary F. Hoskins                           17          CFSLA/
      EVP and CFO                                          FHLB/OTS

o     Michael R. Maguire                        24       First Union/
      SVP and Chief Credit Officer                           SCN

o     J. Stephen Huffstetler                    24     First Community/
      SVP - Group Pres. Financial Services               First Union

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                                BRANCH LOCATIONS

                                 [MAP OMITTED]

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                          GROWTH OF CHARLOTTE IMPACTS
                              CITIZENS SOUTH BANK

                                                                   [MAP OMITTED]

o     Growth of Area

o     Attractions

o     New Jobs -
        Replacing Textiles

o     Population Growth

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                                 GROWTH OF AREA

o     I-485 opens - new opportunities for CSBC

[MAP OMITTED]                                                    [PHOTO OMITTED]

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                      DEPOSIT MARKET SHARE - GASTON COUNTY

                                           June 30, 2002                 June 30, 2003
                                           -------------                 -------------            Amount of        Percent of
       Financial Institution           Deposits        Market %      Deposits        Market %       Growth           Growth
       ---------------------           --------        --------      --------        --------       ------           ------
1    Branch Banking and Trust         $  539,360        30.95%      $  526,101        30.19%      ($  13,259)        -2.46%
2    Wachovia Bank                    $  343,031        19.69%      $  307,570        17.65%      ($  35,461)       -10.34%
--------------------------------------------------------------------------------------------------------------------------
3    Citizens South Bank              $  185,007        10.62%      $  206,949        11.88%       $  21,942         11.86%
--------------------------------------------------------------------------------------------------------------------------
4    First Gaston Bank                $  123,823         7.11%      $  157,733         9.05%       $  33,910         27.39%
5    Bank of America                  $  124,864         7.17%      $  125,295         7.19%       $     431          0.35%
6    National Bank of Commerce        $   94,246         5.41%      $   90,462         5.19%      ($   3,784)        -4.02%
7    RBC Centura Bank                 $   96,332         5.53%      $   89,013         5.11%      ($   7,319)        -7.60%
8    Belmont Federal S&LA             $   72,570         4.16%      $   75,854         4.35%       $   3,284          4.53%
9    Cherryville Federal S&LA         $   59,417         3.41%      $   61,736         3.54%       $   2,319          3.90%
10   First National Bank of Shelby    $   39,846         2.29%      $   39,853         2.29%       $       7          0.02%
11   Fidelity Bank                    $   33,984         1.95%      $   31,934         1.83%      ($   2,050)        -6.03%
12   SouthTrust Bank                  $   31,313         1.80%      $   29,962         1.72%      ($   1,351)        -4.31%
--------------------------------------------------------------------------------------------------------------------------
Total Deposits - Gaston County        $1,743,793                    $1,742,462                    ($   1,331)        -0.08%
==========================================================================================================================

Source: 2003 Market Share Report published by the FDIC

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                       DEPOSIT MARKET SHARE - ROWAN COUNTY

                                             June 30, 2002               June 30, 2003
                                             -------------               -------------            Amount of      Percent of
       Financial Institution             Deposits      Market %       Deposits       Market %       Growth         Growth
       ---------------------             --------      --------       --------       --------       ------         ------
1    Farmers & Merchants Bank           $  278,740       23.64%      $  286,456       24.98%       $   7,716         2.77%
2    National Bank of Commerce          $  252,969       21.45%      $  232,418       20.27%      ($  20,551)       -8.12%
3    Wachovia Bank                      $  241,920       20.51%      $  207,398       18.09%      ($  34,522)      -14.27%
-------------------------------------------------------------------------------------------------------------------------
4    Citizens South Bank                $  115,470        9.79%      $  110,538        9.64%      ($   4,932)       -4.27%
-------------------------------------------------------------------------------------------------------------------------
5    Rowan Savings Bank, SSB            $   99,813        8.46%      $  106,057        9.25%       $   6,244         6.26%
6    Bank of America                    $   41,750        3.54%      $   46,792        4.08%       $   5,042        12.08%
7    Bank of the Carolinas              $   43,501        3.69%      $   45,313        3.95%       $   1,812         4.17%
8    First Charter Bank                 $   39,285        3.33%      $   40,246        3.51%       $     961         2.45%
9    First Bank                         $   34,997        2.97%      $   38,611        3.37%       $   3,614        10.33%
10   Fidelity Bank                      $   15,895        1.35%      $   17,656        1.54%       $   1,761        11.08%
11   South Trust Bank                   $   14,973        1.27%      $   15,200        1.33%       $     227         1.52%
-------------------------------------------------------------------------------------------------------------------------
Total Deposits - Rowan County           $1,179,313      100.00%      $1,146,685      100.00%      ($  32,628)       -2.77%
=========================================================================================================================

Source: 2003 Market Share Report published by the FDIC

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                     DEPOSIT MARKET SHARE - IREDELL COUNTY

                                              June 30, 2002               June 30, 2003
                                              -------------               -------------            Amount of       Percent of
        Financial Institution              Deposits      Market %      Deposits      Market %        Growth          Growth
        ---------------------              --------      --------      --------      --------        ------          ------
1    Branch Banking and Trust Co.         $  312,648      20.80%      $  312,345       20.78%      ($     303)       -0.10%
2    Bank of America                      $  266,303      17.71%      $  273,917       18.22%       $   7,614         2.86%
3    Wachovia Bank                        $  243,966      16.23%      $  245,828       16.35%       $   1,862         0.76%
4    Yadkin Valley Bank & Trust           $  182,704      12.15%      $  198,827       13.23%       $  16,123         8.82%
5    First Charter National Bank          $   94,368       6.28%      $  104,876        6.98%       $  10,508        11.14%
6    Mooresville Savings Bank, SSB        $   93,061       6.19%      $   96,603        6.43%       $   3,542         3.81%
7    First Citizens Bank and Trust        $   66,686       4.44%      $   73,725        4.90%       $   7,039        10.56%
8    RBC Centura Bank                     $        0       0.00%      $   71,164        4.73%       $  71,164           NA
9    SouthTrust Bank                      $   44,270       2.94%      $   53,575        3.56%       $   9,305        21.02%
--------------------------------------------------------------------------------------------------------------------------
10   Citizens South Bank                  $   48,411       3.22%      $   51,752        3.44%       $   3,341         6.90%
--------------------------------------------------------------------------------------------------------------------------
11   Community Bank                       $   23,258       1.55%      $   20,690        1.38%      ($   2,568)      -11.04%
12   National Bank of Commerce            $   69,500       4.62%      $        0        0.00%      ($  69,500)     -100.00%
--------------------------------------------------------------------------------------------------------------------------
Total Deposits - Iredell County           $1,445,175      96.13%      $1,503,302      100.00%       $  58,127         4.02%
==========================================================================================================================

Source: 2003 Market Share Report published by the FDIC

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                                  TOTAL ASSETS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (in thousands)

                          12/31/2000      $252,750
                          12/31/2001      $447,581
                          12/31/2002      $492,873
                          12/31/2003      $495,751
                           6/30/2004      $500,586

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                                LOANS RECEIVABLE

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              Total Loans      1-4 Family       Other
              -----------      ----------       -----

                             (in thousands)

12/31/2000      $160,691        $109,907       $ 50,784
12/31/2001      $337,535        $196,572       $140,963
12/31/2002      $302,990        $148,844       $154,146
12/31/2003      $298,029        $114,121       $183,908
 6/30/2004      $299,820        $ 95,335       $204,485

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                           COMMERCIAL LOAN PORTFOLIO

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                Commercial Loans

                                (in thousands)

                     12/31/2000                 $ 32,601
                     12/31/2001                 $ 76,080
                     12/31/2002                 $ 92,933
                     12/31/2003                 $125,373
                      6/30/2004                 $142,225

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                            CONSUMER LOAN PORTFOLIO

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 Consumer Loans

                                 (in thousands)

                     12/31/2000                   $18,183
                     12/31/2001                   $64,883
                     12/31/2002                   $61,213
                     12/31/2003                   $58,535
                      6/30/2004                   $62,260

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                               LOAN PORTFOLIO MIX

 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Loan Mix - 12/31/01

One-to-four family                          60.4%
Commercial real estate                      18.6%
Commercial / Industrial                      2.0%
Consumer                                    18.9%
Total                                      100.0%

Loan Mix - 06/30/04

One-to-four family                          31.8%
Commercial real estate                      43.4%
Commercial / Industrial                      4.1%
Consumer                                    20.8%
Total                                      100.0%

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                      NONPERFORMING ASSETS TO TOTAL ASSETS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    12/31/2000              0.19%
                    12/31/2001              0.59%
                    12/31/2002              0.37%
                    12/31/2003              0.14%
                     6/30/2004              0.20%

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                                 TOTAL DEPOSITS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             (in thousands)

                    12/31/2000            $167,931
                    12/31/2001            $353,692
                    12/31/2002            $340,862
                    12/31/2003            $342,446
                     6/30/2004            $370,700

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                              DEPOSIT PORTFOLIO MIX

 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Deposit Mix - 12/31/01

DDAs                                9.4%
Savings / MMDA                     20.8%
Time Deposits                      69.8%
Total                             100.0%

Deposit Mix - 09/30/04

DDAs                               13.0%
Savings / MMDA                     25.0%
Time Deposits                      62.1%
Total                             100.0%

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                               NET INTEREST MARGIN

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    12/31/2000              2.92%
                    12/31/2001              2.52%
                    12/31/2002              3.17%
                    12/31/2003              2.67%
                     6/30/2004              2.58%

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                             MARGIN IMPROVEMENT PLAN

>> Fund commercial and consumer loan growth over the next 24 months from MBS cash flows and maturing investments ($50 to $75 million);

>>    Continue to grow DDA's and other non-time deposits;

>> Balance sheet positioned to benefit from moderate rate increases (positive gap);

>> 1-4 mortgage loan prepayments will slow with rising rates facilitating improved loan growth

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                          NONINTEREST OPERATING INCOME

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              (in thousands)

                    12/31/2000               $2,202
                    12/31/2001               $2,438
                    12/31/2002               $3,484
                    12/31/2003               $3,829
          6 mos ended 06/30/04               $2,006

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                         Bank-Like Interest Sensitivity
                    ONE YEAR CUMULATIVE GAP TO TOTAL ASSETS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    12/31/2000            -21.00%
                    12/31/2001             -8.70%
                    12/31/2002             11.95%
                    12/31/2003              7.72%
                     3/31/2004             14.93%

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                              QUARTERLY DILUTED EPS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                     3/31/2001             $0.06
                     6/30/2001             $0.06
                     9/30/2001             $0.05
                    12/31/2001             $0.03
                     3/31/2002             $0.11
                     6/30/2002             $0.13
                     9/30/2002             $0.14
                    12/31/2002             $0.14
                     3/31/2003             $0.14
                     6/30/2003             $0.13
                     9/30/2003             $0.01
                    12/31/2003             $0.11
                     3/31/2004             $0.12
                     6/30/2004             $0.12

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                             CAPITAL TO ASSETS RATIO

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    12/31/00             15.73%
                    12/31/01(1)           9.30%
                    12/31/02(2)          19.56%
                    12/31/03             17.68%
                     6/30/04             14.32%

(1)   Innes Street Acquisition

(2)   Second Step Stock Conversion

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

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                               SHARES OUTSTANDING

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           (in thousands)

                    12/31/2000        4,219
                    12/31/2001        4,209
                    12/31/2002(1)     9,063
                    12/31/2003        8,670
                     6/30/2004        7,522

(1) Second step conversion on 09-30-02 which increased number of shares by approximately 5.3 million.

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                               KBW CONFERENCE 2003

                          VISION AND BUSINESS STRATEGY

                                                                        2004
I.    Create a Bank-Like Organization                                CSBC Grade
                                                                     ----------
      A. Management / Culture                                            B-

      B. Transitioning Balance Sheet                                     B+

      C. Grow Market Share                                               B

      D. Generate Noninterest Sources                                    B
           of Revenue

      E. Reduce Interest Rate Risk                                       B+

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                               KBW CONFERENCE 2003

                          VISION AND BUSINESS STRATEGY

                                                                        2004
                                                                     CSBC Grade
                                                                     ----------

II.   Franchise Development                                              C

      A. De novo Offices

         1. Mooresville

         2. Belmont

         3. York County, SC

      B. Operations Center Consolidation

      C. Branch / Corporate Office Relocation

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                               KBW CONFERENCE 2003

                          VISION AND BUSINESS STRATEGY

                                                                        2004
III.  Enhance Shareholder Value                                      CSBC Grade
                                                                     ----------
      A. Leverage Capital                                                B+

         1. Grow retail and business banking

         2. Establish de novo branches

         3. Investigate branch acquisitions

         4. Seek related business opportunities

         5. Patient pursuit of acquisitions

      B. Manage Capital                                                  A-

            1. Execute Stock Repurchase Plan

            2. Evaluate Dividend Policy

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                          2004 PROJECTS ON THE HORIZON

>>    Kickoff Hispanic Banking Initiative

      -     Hired Hispanic Management

      -     Pursuing Alliance with Mexican Bank

>>    Expand Investment / Brokerage Services

      -     Trust Company Investment

      -     Wealth Management

      -     Human Talent

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                                  WHY OWN CSBC

o     Management Team (Bankers Converting Thrift)

o     Thrift to Bank Balance Sheet Transformation

o     Thrift to Bank Cultural Transformation

o     Dynamic Market - Charlotte, NC Region

o     Proven Ability to Leverage Capital

o     Attractive Price

o     Margin Improvement Plan

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                            TOTAL RETURN PERFORMANCE

                              [LINE CHART OMITTED]

                                                                      Period Ending

Index                         04/13/98    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02    12/31/03    06/30/04
Citizens South Banking
Corporation                     10,000      13,094      11,648      11,517      16,120      23,843      33,225      31,683

Russell 2000                    10,000       8,864      10,748      10,423      10,682       8,494      12,507      13,354

SNL Southeast Thrift Index      10,000       7,926       7,864       7,740      11,834      13,882      21,052      21,069

Source : SNL Financial LC, Charlottesville, VA

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION

                        We thank you for your interest in
                                     "CSBC"

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                                                                CITIZENS SOUTH
                                                             BANKING CORPORATION